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                                                                    Exhibit 99.1


[FIRST VIRTUAL COMMUNICATIONS LOGO]


                                                                   PRESS RELEASE


CONTACT:
Truman Cole
Chief Financial Officer
650-801-6500
tcole@fvc.com


                     FIRST VIRTUAL COMMUNICATIONS ANNOUNCES
                         AUDIT COMMITTEE INVESTIGATION


      REDWOOD CITY, CALIFORNIA - April 30, 2004 - First Virtual Communications, Inc. (NASDAQ:FVCX) today announced that its Audit Committee is in the process of reviewing certain irregular sales transactions, with most of the transactions involving its sales operations in China. The Company has made personnel changes in China as a result of these transactions.

      This investigation was initiated as a result of the Company becoming aware of several of these transactions, and subsequently notifying its Audit Committee and its independent auditors. The Audit Committee has engaged independent counsel to conduct the investigation which is in its early stages.

      The Company's auditors will not be able to complete their review of the financial results for the three months ended March 31, 2004 until the investigation is completed and the Company will not be able to release its first quarter financial results on May 4, as previously scheduled. The effect of the irregular sales transactions on the unaudited interim results for the quarter ended March 31, 2004 and on previously issued annual and quarterly financial statements, if any, has not been determined, and it is not known whether the Company will be required to restate prior period financial statements.
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First Virtual Communications Announces Audit Committee Investigation
April 30, 2004
Page 2 of 2


Since the investigation will not be completed by the May 17, 2004 deadline for the filing of the Company's Quarterly Report on Form 10-Q, the Company will not be able to file this Form 10-Q on a timely basis.

About First Virtual Communications

First Virtual Communications is a premier provider of infrastructure and solutions for real time rich media communications. Headquartered in Redwood City, California, the Company also has operations in Europe and Asia. More information about First Virtual Communications can be found at www.fvc.com or by calling 1-800-728-6337 or +1-650-801-6500 outside North America.

Cautionary Statement:

Except for the historical information contained herein, this news release contains forward-looking statements, including, without limitation, statements containing the words, "believes," "anticipates," "expects" and words of similar import. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Virtual Communications, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: the aggregate value of and impact on the Company of the investigation described above, including any possible expansion of the investigation and any possible restatement of previously announced financial results; any adverse impact arising from the delay in filing required periodic reports; any delisting from the Nasdaq SmallCap Market; the risk that sales of the Company's Click to Meet(TM) and Conference Server products will not increase or that new versions will not be released on a timely basis; the Company's variability of operating results; market acceptance of web conferencing technology; potential inability to maintain business relationships with integrators, distributors and suppliers; rapid technological changes; competition and consolidation in the web conferencing industry; the importance of attracting and retaining personnel; and other risk factors referenced in First Virtual Communications' public filings with the Securities and Exchange Commission, including the Company's report on Form 10-K for the year ended December 31, 2003.